Exhibit 99.1

COHU, INC. 17087 VIA DEL CAMPO SAN DIEGO, CA 92127 FAX (858) 848-8185 PHONE (858) 858-8100 www.cohu.com

Cohu Reports Second Quarter 2026 Results

●	Second quarter net sales increased 38% year-over-year to $149.0 million

●	Gross margin of 45.4%; non-GAAP gross margin of 45.5%

●	Estimated test cell utilization increased sequentially to 80% at the end of June

●	Raising annual AI-driven compute opportunity pipeline to approx. $850 million

SAN DIEGO, Calif., July 30, 2026 – Cohu, Inc. (NASDAQ: COHU), a global supplier of equipment and services optimizing semiconductor manufacturing yield and productivity, today reported fiscal 2026 second quarter net sales of $149.0 million and GAAP loss of $0.2 million or $0.00 per share. Net sales for the first six months of 2026 were $274.1 million and GAAP loss was $12.2 million or $0.26 per share.

Cohu also reported non-GAAP results, with second quarter 2026 income of $14.1 million or $0.26 per share and income of $14.6 million or $0.29 per share for the first six months of 2026.

GAAP Results
(in millions, except per share amounts)	Q2 FY 2026	Q1 FY 2026	Q2 FY 2025	6 Months 2026	6 Months 2025

Net sales	$149.0	$125.1	$107.7	$274.1	$204.5
Net loss	$(0.2)	$(12.1)	$(16.9)	$(12.2)	$(47.7)
Net loss per share	$(0.00)	$(0.26)	$(0.36)	$(0.26)	$(1.02)

Non-GAAP Results
(in millions, except per share amounts)	Q2 FY 2026	Q1 FY 2026	Q2 FY 2025	6 Months 2026	6 Months 2025

Net income (loss)	$14.1	$0.6	$0.7	$14.6	$(0.1)
Net income (loss) per share	$0.26	$0.01	$0.02	$0.29	$(0.00)

Total cash and investments at the end of second quarter 2026 were $498.2 million. Cohu did not repurchase any shares of its common stock during second quarter 2026.

“Second quarter results reflected broad-based improvement across our end markets, with revenue increasing 38% year-over-year and estimated test cell utilization improving to approximately 80% at the end of June,” said Cohu President and CEO Luis Müller. “Customer momentum in AI compute is accelerating, driven by the adoption of our Eclipse test handler with T-Core active thermal control for high-power processors used in data centers. Increased confidence in this market is leading us to raise our FY26 high-performance computing revenue estimate to $100 million to $110 million, further reinforcing Cohu’s differentiated position in test and inspection.”

Cohu expects third quarter 2026 sales to be in a range of $170 million +/- $7 million.

Conference Call Information:

The Company will host a live conference call and webcast with slides to discuss second quarter 2026 results at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on July 30, 2026. Interested parties may listen live via webcast on Cohu’s investor relations website at https://edge.media-server.com/mmc/p/rpe9b6q7.

To participate via telephone and join the call live, please register in advance at https://register-conf.media-server.com/register/BIdbf80ce0cc674b15b9c10aa7e230c332 to receive the dial-in number along with a unique PIN number that can be used to access the call.

About Cohu:

Cohu (NASDAQ: COHU) was founded in 1947 and is a global technology leader supplying test, automation, inspection & metrology products, software analytics solutions and services to the semiconductor industry. Additional information can be found at www.cohu.com.

Use of Non-GAAP Financial Information:

Included within this press release and accompanying materials are non-GAAP financial measures, including non-GAAP gross margin/profit, net income (loss) and net income (loss) adjusted earnings per share, operating income (loss), operating expense, effective tax rate, net cash per share and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, change in indemnification receivable, duplicate facility costs, acquisition and financing costs and associated professional fees, fair value adjustment to contingent consideration, pension curtailment adjustments and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this release and accompanying materials may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding effects of growth in revenue in certain vertical markets; new market entries, product introductions or customer adoptions and corresponding performance metrics or financial impacts; product market projected growth and market sizes and related revenue opportunities; expectations related to our FY2026 outlook, including annual and/or quarterly projections; estimates regarding capital expenditures and other costs related to the ramp in the business; estimates related to tax expenses; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend;” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: rapid technology changes and product transition and investment risks; industry cyclicality, seasonality and volatility; outsourced manufacturing and supply chain disruptions or dependencies; product defects and quality issues; supplier concentration and part shortages; inflation and interest rate exposure; high customer concentration and rapid innovation cycles; semiconductor industry consolidation; operational strain from rapid shifts in demands; failure to meet innovation demands of customers and industries; talent attraction and retention challenges; AI related risks; international operations complexity; trade barriers and tariffs; geopolitical instability; natural disasters and health events; climate transition and physical risks; stakeholder ESG expectations; M&A and strategic transaction risks; acquisition integration risks; risks related to gaining access to capital; foreign currency exposure; restructuring and impairment charges; financial institution instability; goodwill and intangible asset impairment charges; stock price volatility; underperformance against stock price or financial metric targets; indebtedness and covenant limits; dilution from equity issuances or note conversions; share repurchase uncertainties; anti takeover provisions; export controls and trade regulation; tax law changes and audits; environmental regulatory compliance; changing U.S. and foreign policy landscape; cybersecurity breaches or threats; IP protection challenges; IP infringement claims; data privacy obligations; or litigation risk.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including our most recent Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Contact:

Cohu, Inc.
Matt Hutton - Investor Relations
858-848-8106

COHU, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Six Months Ended (1)
	June 27,	June 28,	June 27,	June 28,
	2026	2025	2026 (2)	2025

Net sales	$149,002	$107,680	$274,121	$204,477
Cost and expenses:
Cost of sales (excluding amortization)	81,412	60,571	148,626	115,051
Research and development	24,943	23,188	51,330	46,340
Selling, general and administrative	34,445	29,866	69,046	59,877
Amortization of purchased intangible assets	7,277	10,081	14,577	19,933
Restructuring charges	633	1,210	1,404	7,838
	148,710	124,916	284,983	249,039
Income (loss) from operations	292	(17,236)	(10,862)	(44,562)
Other (expense) income:
Interest expense	(1,620)	(126)	(3,241)	(324)
Interest income	3,868	1,386	7,710	2,999
Foreign transaction loss	(551)	(385)	(631)	(440)
Pension curtailment gain	-	1,530	-	1,530
Income (loss) from operations before taxes	1,989	(14,831)	(7,024)	(40,797)
Income tax provision	2,148	2,049	5,203	6,887
Net loss	$(159)	$(16,880)	$(12,227)	$(47,684)

Loss per share:
Basic:	$(0.00)	$(0.36)	$(0.26)	$(1.02)
Diluted:	$(0.00)	$(0.36)	$(0.26)	$(1.02)

Weighted average shares used in computing loss per share: (2)
Basic	47,328	46,662	47,162	46,653
Diluted	47,328	46,662	47,162	46,653

(1)	The three- and six-month periods ended June 27, 2026, and June 28, 2025, were both comprised of 13 weeks and 26 weeks, respectively.

(2)	For both the three- and six-month periods ended June 27, 2026, and June 28, 2025, potentially dilutive securities were excluded from the per share computations due to their antidilutive effect.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands)

	June 27,	December 27,
	2026	2025
Assets:
Current assets:
Cash and investments	$498,167	$483,981
Accounts receivable	122,743	108,754
Inventories	140,334	129,006
Other current assets	27,398	28,249
Total current assets	788,642	749,990
Property, plant & equipment, net	75,470	76,987
Goodwill	278,891	283,027
Intangible assets, net	64,194	79,272
Operating lease right of use assets	27,715	29,271
Other assets	23,486	24,435
Total assets	$1,258,398	$1,242,982

Liabilities & Stockholders’ Equity:
Current liabilities:
Short-term borrowings	$9,976	$9,807
Current installments of long-term debt	1,206	1,244
Deferred profit	8,258	8,626
Other current liabilities	117,913	89,401
Total current liabilities	137,353	109,078
Long-term debt	285,049	285,026
Non-current operating lease liabilities	30,713	31,693
Other noncurrent liabilities	30,695	31,646
Cohu stockholders’ equity	774,588	785,539
Total liabilities & stockholders’ equity	$1,258,398	$1,242,982

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	June 27,	March 28,	June 28,
	2026	2026	2025
Income (loss) from operations - GAAP basis (a)	$292	$(11,154)	$(17,236)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales (COS)	219	274	398
Research and development (R&D)	1,073	968	1,514
Selling, general and administrative (SG&A)	5,301	5,034	3,763
	6,593	6,276	5,675
Amortization of purchased intangible assets (c)	7,277	7,300	10,081
Restructuring charges related to inventory adjustments in COS (d)	(1)	(4)	136
Restructuring charges (d)	633	771	1,210
Manufacturing transition and severance costs included in (e):
COS	-	-	162
SG&A	201	(28)	96
	201	(28)	258
Adjustments to indemnification receivable included in SG&A (f)	6	-	-
Duplicate facility costs included in SG&A (g)	50	36	-
Acquisition and financing costs included in SG&A (h)	23	12	23
Income from operations - non-GAAP basis (i)	$15,074	$3,209	$147

Net loss - GAAP basis	$(159)	$(12,068)	$(16,880)
Non-GAAP adjustments (as scheduled above)	14,782	14,363	17,383
Tax effect of non-GAAP adjustments (j)	(572)	(1,699)	1,757
Pension curtailment gain (k)	-	-	(1,530)
Net income - non-GAAP basis	$14,051	$596	$730

GAAP net loss per share - diluted	$(0.00)	$(0.26)	$(0.36)

Non-GAAP net income per share - diluted (l)	$0.26	$0.01	$0.02

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre- and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring and manufacturing transition activities including employee headcount reductions and other organizational changes to align our business strategies and improve our cost structure. Restructuring, manufacturing transition and severance costs have been excluded because such expense is not used by management to assess the core profitability of the Company’s business operations. Management believes the change in an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than SG&A. Duplicate facility costs have been excluded to provide investors a clearer view of ongoing operational performance by removing temporary expenses that do not reflect the Company’s ongoing operations. Acquisition costs and certain professional service costs related to the issuance of convertible notes have been excluded by management, as they are not related to the core operating activities of the Company and can vary significantly from period to period. Excluding this data provides investors with a basis to compare the Company’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	0.2%, (8.9)% and (16.0)% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred.
(e)	To eliminate the manufacturing transition and severance costs.
(f)	To eliminate the impact of the change in an uncertain tax position liability and related indemnification receivable.
(g)	To eliminate duplicative facility-related expenses incurred in connection with the build-out of new locations and other restructuring activities.
(h)	To eliminate certain professional service fees and other direct incremental expenses incurred in connection with acquisitions and the issuance of convertible notes.
(i)	10.1%, 2.6% and 0.1% of net sales, respectively.
(j)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(k)	To eliminate the pension curtailment adjustment recognized associated with headcount reductions made as part of the 2025 Strategic Restructuring plan.
(l)

The three months ended June 27, 2026, March 28, 2026, and June 28, 2025, were calculated using 53,435, 48,631 and 46,838 diluted shares, respectively, as the effect of dilutive securities was excluded from GAAP diluted shares outstanding due to the GAAP net loss reported for those periods, but was included in the calculation of non-GAAP diluted earnings per share because the Company reported non-GAAP net income.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Six Months Ended
	June 27,	June 28,
	2026	2025
Loss from operations - GAAP basis (a)	$(10,862)	$(44,562)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales (COS)	493	723
Research and development (R&D)	2,041	2,733
Selling, general and administrative (SG&A)	10,335	8,449
	12,869	11,905
Amortization of purchased intangible assets (c)	14,577	19,933
Restructuring charges related to inventory adjustments in COS (d)	(5)	293
Restructuring charges (d)	1,404	7,838
Manufacturing transition and severance costs included in (e):
COS	-	162
SG&A	173	143
	173	305

Adjustments to indemnification receivable included in SG&A (f)	6	-
Duplicate facility costs included in SG&A (g)	86	-
Acquisition and financing costs included in SG&A (h)	35	351
Adjustment to contingent consideration included in SG&A (i)	-	(1,700)
Income (loss) from operations - non-GAAP basis (j)	$18,283	$(5,637)

Net loss - GAAP basis	$(12,227)	$(47,684)
Non-GAAP adjustments (as scheduled above)	29,145	38,925
Tax effect of non-GAAP adjustments (k)	(2,271)	10,233
Pension curtailment gain (l)	-	(1,530)
Net income (loss) - non-GAAP basis	$14,647	$(56)

GAAP net loss per share - diluted	$(0.26)	$(1.02)

Non-GAAP income (loss) per share - diluted (m)	$0.29	$(0.00)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre- and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring and manufacturing transition activities including employee headcount reductions and other organizational changes to align our business strategies and improve our cost structure. Restructuring, manufacturing transition and severance costs have been excluded because such expense is not used by Management to assess the core profitability of the Company’s business operations. Management believes the change in an uncertain tax position liability and related indemnification receivable is better reflected within income tax expense rather than SG&A. Duplicate facility costs have been excluded to provide investors a clearer view of ongoing operational performance by removing temporary expenses that do not reflect the Company’s ongoing operations. Acquisition costs, certain professional service costs related to convertible notes, and fair value adjustments to contingent consideration have been excluded by management as they are not indicative of core operating performance. Excluding this data provides investors with a basis to compare the Company’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	(4.0)% and (21.8)% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred.
(e)	To eliminate the manufacturing transition and severance costs.
(f)	To eliminate the impact of the change in an uncertain tax position liability and related indemnification receivable.
(g)	To eliminate duplicative facility-related expenses incurred in connection with the build-out of new locations and other restructuring activities.
(h)	To eliminate certain professional service fees and other direct incremental expenses incurred in connection with acquisitions and the issuance of convertible notes.
(i)	To eliminate fair value adjustment to contingent consideration related to the acquisition of Tignis.
(j)	6.7% and (2.8)% of net sales, respectively.
(k)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(l)	To eliminate the pension curtailment adjustments recognized associated with headcount reductions made as part of the 2025 Strategic Restructuring plan.
(m)

As the Company reported non-GAAP net income for the six months ended June 27, 2026, non-GAAP diluted earnings per share were calculated using 51,033 diluted shares. All other periods were calculated using GAAP diluted shares outstanding.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands)

	Three Months Ended
	June 27,	March 28,	June 28,
	2026	2026	2025

Gross Profit Reconciliation
Gross profit - GAAP basis (excluding amortization) (1)	$67,590	$57,905	$47,109
Non-GAAP adjustments to cost of sales (as scheduled above)	218	270	696
Gross profit - Non-GAAP basis	$67,808	$58,175	$47,805

As a percentage of net sales:
GAAP gross profit	45.4%	46.3%	43.7%
Non-GAAP gross profit	45.5%	46.5%	44.4%

Adjusted EBITDA Reconciliation
Net loss - GAAP Basis	$(159)	$(12,068)	$(16,880)
Income tax provision	2,148	3,055	2,049
Interest expense	1,620	1,621	126
Interest income	(3,868)	(3,842)	(1,386)
Amortization of purchased intangible assets	7,277	7,300	10,081
Depreciation	3,139	3,123	3,377
Amortization of cloud-based software implementation costs (2)	730	709	709
Pension curtailment gain	-	-	(1,530)
Other non-GAAP adjustments (as scheduled above)	7,505	7,063	7,302
Adjusted EBITDA	$18,392	$6,961	$3,848

As a percentage of net sales:
Net loss - GAAP Basis	(0.1)%	(9.6)%	(15.7)%
Adjusted EBITDA	12.3%	5.6%	3.6%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$67,298	$69,059	$64,345
Non-GAAP adjustments to operating expenses (as scheduled above)	(14,564)	(14,093)	(16,687)
Operating Expenses - Non-GAAP basis	$52,734	$54,966	$47,658

(1)	Excludes amortization of purchased intangibles of $4,916, $4,931 and $7,739 for the three months ending June 27, 2026, March 28, 2026, and June 28, 2025, respectively.
(2)	Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within SG&A.

	Six Months Ended
	June 27,	June 28,
	2026	2025
Gross Profit Reconciliation
Gross profit - GAAP basis (excluding amortization) (1)	$125,495	$89,426
Non-GAAP adjustments to cost of sales (as scheduled above)	488	1,178
Gross profit - Non-GAAP basis	$125,983	$90,604

As a percentage of net sales:
GAAP gross profit	45.8%	43.7%
Non-GAAP gross profit	46.0%	44.3%

Adjusted EBITDA Reconciliation
Net loss - GAAP Basis	$(12,227)	$(47,684)
Income tax provision	5,203	6,887
Interest expense	3,241	324
Interest income	(7,710)	(2,999)
Amortization of purchased intangible assets	14,577	19,933
Depreciation	6,262	6,609
Amortization of cloud-based software implementation costs (2)	1,439	1,418
Pension curtailment gain	-	(1,530)
Other non-GAAP adjustments (as scheduled above)	14,568	18,992
Adjusted EBITDA	$25,353	$1,950

As a percentage of net sales:
Net loss - GAAP Basis	(4.5)%	(23.3)%
Adjusted EBITDA	9.2%	1.0%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$136,357	$133,988
Non-GAAP adjustments to operating expenses (as scheduled above)	(28,657)	(37,747)
Operating Expenses - Non-GAAP basis	$107,700	$96,241

(1)	Excludes amortization of purchased intangibles of $9,847 and $15,298 for the six months ending June 27, 2026, and June 28, 2025, respectively.
(2)	Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within SG&A.